UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2015, EVINE Live Inc. (the “Company”), as lead borrower, and certain of its subsidiaries as borrowers, entered into a fourth amendment to its revolving credit and security agreement (the “Credit Agreement”) with PNC Bank, N.A. (“PNC”), a member of The PNC Financial Services Group, Inc. (NYSE: PNC), as lender and agent, as previously amended.

Among other things, the fourth amendment increases the size of the revolving line of credit from $60 million to $75 million, adds The PrivateBank and Trust Company as a lender and provides an accordion feature that would allow the Company to expand the size of the revolving line of credit by another $15 million upon certain conditions being met. The fourth amendment also amends the current provision providing that borrowings under the term loan are subject to mandatory prepayment starting in the fiscal year ending January 31, 2016 in an amount equal to fifty percent (50%) of excess cash flow for such fiscal year by reducing the maximum payment from $3,750,000 to $2,000,000 in any such fiscal year. The fourth amendment also modifies certain advance rates under the borrowing base for Value Pay accounts receivable and provides for certain fees related to the syndication and amendments of the facility and an annual administrative agent’s fee.

A copy of the fourth amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein. A copy of the Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on February 10, 2012, a copy of the first amendment to the Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on May 7, 2013, a copy of the second amendment to the Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 10-Q filed on September 6, 2013, and a copy of the third amendment to the Credit Agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed on January 31, 2014, each of which is also incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Form 8-K is herein incorporated by reference.

Item 8.01.	Other Events

On March 9, 2015, the Company issued a press release announcing the fourth amendment. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Fourth Amendment to Revolving Credit, Term Loan and Security Agreement, dated March 6, 2015, among EVINE Live Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, PNC Bank National Association, as lender and agent, and certain other lenders.

99.1	Press Release dated March 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 9, 2015	EVINE LIVE INC.

	By:	/s/ Teresa Dery
Teresa Dery
Senior Vice President and General Counsel

EXHIBIT INDEX

No.	Description

10.1	Fourth Amendment to Revolving Credit, Term Loan and Security Agreement, dated March 6, 2015, among EVINE Live Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, PNC Bank National Association, as lender and agent, and certain other lenders.

99.1	Press Release dated March 9, 2015.